SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               CLS ADVISORONE FUNDS
                (Name of Registrant as Specified In Its Charter)

                                      SAME
         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11(1).

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                                            CLS ADVISORONE FUNDS
                                                            AMERIGO FUND CLASS C

CLS ADVISORONE FUNDS
14747 CALIFORNIA STREET
OMAHA, NEBRASKA  68154


                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 22, 1999

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints John H. Grady, Jr., and Leslie Sperling Cruz as proxies, and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Amerigo Fund and Clermont Fund, both series of the CLS AdvisorOne Funds (the "Trust"), to be held in the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY, 10178 on Wednesday, December 22, 1999, at 12:00 noon, Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and on any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

YOU CAN VOTE BY MAIL, TELEPHONE, INTERNET, OR IN PERSON.

     TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.
     TO VOTE BY TELEPHONE PLEASE CALL 1-800-690-6903.
     YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON DECEMBER 22, 1999.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/

                       KEEP THIS PORTION FOR YOUR RECORDS

*     *     *     *     *     *     *     *     *     *     *     *     *     *
 AMERIGO FUND CLASS C      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

VOTE ON PROPOSALS

         1.   APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

                    FOR            AGAINST        ABSTAIN


         2.   APPROVAL OF INTERIM ADVISORY AGREEMENT

                    FOR            AGAINST        ABSTAIN



-----------                  ----------------------------------
 Date                        Signature [PLEASE SIGN WITHIN BOX]


-----------                  --------------------------------
 Date                        Signature (Joint Owners)

                                                          CLS ADVISORONE FUNDS
                                                          AMERIGO FUND CLASS N

CLS ADVISORONE FUNDS
14747 CALIFORNIA STREET
OMAHA, NEBRASKA  68154



                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 22, 1999

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints John H. Grady, Jr., and Leslie Sperling Cruz as proxies, and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Amerigo Fund and Clermont Fund, both series of the CLS AdvisorOne Funds (the "Trust"), to be held in the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY, 10178 on Wednesday, December 22, 1999, at 12:00 noon, Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and on any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

YOU CAN VOTE BY MAIL, TELEPHONE, INTERNET, OR IN PERSON.

     TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.
     TO VOTE BY TELEPHONE PLEASE CALL 1-800-690-6903.
     YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON DECEMBER 22, 1999.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/

                       KEEP THIS PORTION FOR YOUR RECORDS

*     *     *     *     *     *     *     *     *     *     *     *     *     *
AMERIGO FUND CLASS N      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

VOTE ON PROPOSALS

         1.   APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

                      FOR              AGAINST          ABSTAIN


         2.   APPROVAL OF INTERIM ADVISORY AGREEMENT

                      FOR              AGAINST          ABSTAIN


-----------                         ----------------------------------
   Date                             Signature [PLEASE SIGN WITHIN BOX]


-----------                         --------------------------------
   Date                             Signature (Joint Owners)

                                                          CLS ADVISORONE FUNDS
                                                         CLERMONT FUND CLASS C


CLS ADVISORONE FUNDS
14747 CALIFORNIA STREET
OMAHA, NEBRASKA  68154



                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 22, 1999

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints John H. Grady, Jr., and Leslie Sperling Cruz as proxies, and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Amerigo Fund and Clermont Fund, both series of the CLS AdvisorOne Funds (the "Trust"), to be held in the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY, 10178 on Wednesday, December 22, 1999, at 12:00 noon, Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and on any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

YOU CAN VOTE BY MAIL, TELEPHONE, INTERNET, OR IN PERSON.

     TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.
     TO VOTE BY TELEPHONE PLEASE CALL 1-800-690-6903.
     YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON DECEMBER 22, 1999.
     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/

                       KEEP THIS PORTION FOR YOUR RECORDS

*     *     *     *     *     *     *     *     *     *     *     *     *     *
CLERMONT FUND CLASS C       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

VOTE ON PROPOSALS

         1.   APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

                     FOR              AGAINST          ABSTAIN


         2.   APPROVAL OF INTERIM ADVISORY AGREEMENT

                     FOR              AGAINST          ABSTAIN


-----------                          ----------------------------------
   Date                              Signature [PLEASE SIGN WITHIN BOX]

-----------                          --------------------------------
   Date                              Signature (Joint Owners)

                                                           CLS ADVISORONE FUNDS
                                                          CLERMONT FUND CLASS N



CLS ADVISORONE FUNDS
14747 CALIFORNIA STREET
OMAHA, NEBRASKA  68154




                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 22, 1999

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints John H. Grady, Jr., and Leslie Sperling Cruz as proxies, and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Amerigo Fund and Clermont Fund, both series of the CLS AdvisorOne Funds (the "Trust"), to be held in the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY, 10178 on Wednesday, December 22, 1999, at 12:00 noon, Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and on any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

YOU CAN VOTE BY MAIL, TELEPHONE, INTERNET, OR IN PERSON.

     TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.
     TO VOTE BY TELEPHONE PLEASE CALL 1-800-690-6903.
     YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON DECEMBER 22, 1999.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/

                       KEEP THIS PORTION FOR YOUR RECORDS

*     *     *     *     *     *     *     *     *     *     *     *     *     *
CLERMONT FUND CLASS N       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

VOTE ON PROPOSALS

         1.   APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

                           FOR            AGAINST          ABSTAIN


         2.   APPROVAL OF INTERIM ADVISORY AGREEMENT

                           FOR            AGAINST          ABSTAIN


-----------                       ----------------------------------
   Date                           Signature [PLEASE SIGN WITHIN BOX]


-----------                       --------------------------------
   Date                           Signature (Joint Owners)

                              CLS ADVISORONE FUNDS

                          AMERIGO FUND   CLERMONT FUND
                                  (THE "FUNDS")

                                 CLASS C SHARES
                                 CLASS N SHARES

                              IMPORTANT INFORMATION


THIS DOCUMENT CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO THE FUNDS. IF YOU SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, HELPS TO AVOID ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.


                              CLS ADVISORONE FUNDS

                              CLS ADVISORONE FUNDS

                          AMERIGO FUND   CLERMONT FUND

                                 CLASS C SHARES
                                 CLASS N SHARES

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 22, 1999

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Amerigo Fund and the Clermont Fund (the "Funds"), each a separate series of CLS AdvisorOne Funds (the "Trust"), will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, on December 22, 1999, at 12:00 noon, Eastern time, for the purpose of considering two proposals, which are described below, and transacting any other business that may properly come before the Meeting.

The first proposal asks shareholders to consider and act on the approval of an agreement and plan of reorganization (the "Reorganization Agreement"), pursuant to which each Fund will transfer its assets and liabilities to a newly-created, corresponding portfolio of the Orbitex Group of Funds (the "Orbitex Funds") in exchange for shares of the corresponding Orbitex Fund (the "Reorganization"). The Reorganization is related to the pending merger of Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisers"), with and into a newly-created, wholly-owned, indirect subsidiary of Orbitex Financial Services Group, Inc. ("New Advisor").

The second proposal asks shareholders to consider and act on the approval of interim investment advisory agreements between the Trust, on behalf of each Fund, and the New Advisor, which would be effective for the period from December 23, 1999 (or such later date on which the merger of CLS Advisers with and into New Advisor occurs) through the date on which the Reorganization occurs (the "Interim Advisory Agreements"). Both proposals are more fully described in the attached proxy statement.

The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion. Shareholders of record at the close of business on November 2, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof ("Shareholders"). All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope. Please see the enclosed materials for Internet and telephone voting instructions.

AFTER CAREFUL REVIEW AND CONSIDERATION, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE REORGANIZATION AGREEMENT AND FOR THE APPROVAL OF THE INTERIM ADVISORY AGREEMENTS.


                                              BY ORDER OF THE BOARD OF TRUSTEES
                                              SUSAN R. KINEEN, SECRETARY

November 29, 1999

                              CLS ADVISORONE FUNDS
                             14747 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154

                          AMERIGO FUND   CLERMONT FUND

                                 CLASS C SHARES
                                 CLASS N SHARES

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CLS AdvisorOne Funds (the "Trust") on behalf of its separate series, the Amerigo Fund and the Clermont Fund (the "Funds"), for use at a Special Meeting of Shareholders to be held on December 22, 1999 at 12:00 noon, Eastern time, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on November 2, 1999 (the "Record Date") are entitled to vote at the Meeting (the "Shareholders"). The proxy card and this proxy statement are being mailed to Shareholders on or about November 30, 1999.

At the meeting, Shareholders will be asked to consider and act upon the following proposals:

1. Approval of an Agreement and Plan of Reorganization pursuant to which each Fund will transfer its assets and liabilities to a newly-created, corresponding portfolio of the Orbitex Group of Funds ("Orbitex") in exchange for shares of the corresponding Orbitex portfolio (VOTED ON BY SHAREHOLDERS OF THE TRUST AS A WHOLE).

2. Approval of an interim investment advisory agreement between the Trust, on behalf of each Fund, and a newly-created, wholly-owned, indirect subsidiary of Orbitex Financial Services Group, Inc. (the "New Advisor"), which would be effective for the period from December 23, 1999 (or such later date on which the merger of the Funds' current adviser with and into New Advisor occurs) through the date on which the Reorganization (as defined below) occurs (VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND, WITH BOTH CLASSES OF EACH FUND VOTING TOGETHER).

Shareholders will be asked to consider and act upon such other business as may properly be brought before the meeting. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by Ms. Susan R. Kineen, Secretary, CLS Advisor One Funds, at 14747 California Street, Omaha, Nebraska 68154, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to use these methods of voting.

As of the Record Date, the approximate number of units of beneficial interest (shares) issued and outstanding for each Class of each Fund is set forth below:

         FUND AND CLASS                 SHARES OUTSTANDING

         Amerigo Fund
            Class C                             2,085
            Class N                         1,728,566

         Clermont Fund
            Class C                                 9
            Class N                           741,485

INTRODUCTION

Shareholders are being asked to consider two proposals which are related to the pending merger of Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisers"), the Funds' current adviser, with and into a newly-created, wholly-owned, indirect subsidiary of Orbitex Financial Services Group, Inc. ("New Advisor"). The first proposal asks Shareholders to consider and act upon the approval of an agreement and plan of reorganization (the "Reorganization Agreement"), pursuant to which each Fund will transfer its assets and liabilities to a newly-created, corresponding portfolio of the Orbitex Group of Funds (the "Corresponding Orbitex Fund"), in exchange for shares of the Corresponding Orbitex Fund (the "Reorganization"). The Corresponding Orbitex Funds will have substantially the same investment goals, policies and strategies as those of the Funds. The Corresponding Orbitex Funds' investment advisor will be New Advisor, which will employ the same portfolio manager and other key management personnel as those employed by CLS Advisers. New Advisor will manage the Funds' assets much in the same way as CLS Advisers does now for the same level of advisory fees as those currently received by CLS Advisers. New Advisor will maintain its offices in Omaha, in the same facilities as CLS Advisers. If the Reorganization is carried out as proposed, it is expected that there will be no federal income tax consequences to the Trust, the Funds or the Shareholders as a result of the Reorganization.

The second proposal asks Shareholders to consider and act upon the approval of an interim investment advisory agreement (the "Interim Agreement") between the Trust, on behalf of each Fund, and New Advisor, for the period from December 23, 1999 (or such later date on which the merger of CLS Advisers and New Advisor) through the date of which the Reorganization occurs (the "Interim Agreements"). Under the Interim Agreements, the Funds' current portfolio manager and other key management personnel will continue to manage the Funds' assets and provide related services as employees of New Advisor. The Interim Agreements provide for the same level of advisory fees as those charged under the current advisory agreements with CLS Advisers.

PROPOSAL 1     CONSIDERATION OF AGREEMENT AND PLAN OF
               REORGANIZATION (VOTED ON BY SHAREHOLDERS
               OF THE TRUST AS A WHOLE).

INTRODUCTION. At the Meeting, Shareholders will be asked to consider and act upon a proposal to approve an agreement and plan of reorganization (the "Reorganization Agreement"), pursuant to which each Fund will transfer its assets and liabilities to a newly-created, corresponding portfolio of the Orbitex Group of Funds (the "Corresponding Orbitex Funds"), in exchange for shares of the Corresponding Orbitex Fund (the "Reorganization"). The Corresponding Orbitex Funds will have substantially the same investment goals, policies and strategies as those of the Funds. In connection with the Reorganization, Class C Shareholders will receive Class C shares of the Corresponding Orbitex Fund and Class N Shareholders will receive Class D shares of the Corresponding Orbitex Fund. Orbitex Class C and Class D shares are identical to the Funds' Class C and Class N shares, respectively. The Corresponding Orbitex Funds will be managed by New Advisor with the same portfolio manager and other key management personnel that currently serve the Funds. Total operating expenses and shareholder fees are not expected to increase as a result of the Reorganization. The Reorganization is expected to be free from federal income taxes for the Trust, the Funds and the Shareholders.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION. The Reorganization Agreement by and between the Trust, on behalf of the Funds, and the Orbitex Group of Funds ("Orbitex"), on behalf of the Corresponding Orbitex Funds, provides for the transfer of the assets of each Fund solely in exchange for shares of beneficial interest of the Corresponding Orbitex Fund and the assumption by the Corresponding Orbitex Fund of all, or substantially all, of the liabilities of the Fund, followed by the distribution on the closing date of shares of the Corresponding Orbitex Fund received by the Fund to the holders of the Fund's shares. It is anticipated that the Reorganization would occur on or about February 15, 2000 (the "Closing Date").

Before the Closing Date, Orbitex will establish two new series as the Corresponding Orbitex Funds. In addition, before the Closing Date, Orbitex will create two new classes of shares to receive the assets of the Funds' Class C and Class N shares in connection with the Reorganization. Orbitex Class C shares will have the same features as the Funds' Class C shares; Orbitex Class D shares will have the same features as the Funds' Class N shares. After the Closing Date, the Trust will take all necessary and proper steps to terminate the Funds and dissolve the Trust.

TAX CONSEQUENCES OF THE REORGANIZATION. The Reorganization is expected to be free from federal income taxes for the Trust, the Funds and the Shareholders. Specifically, the Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with Orbitex and the Trust being "parties to a reorganization" within the meaning of Section 368(b) of the Code.

On or before the Closing Date, the Trust and Orbitex will receive an opinion of counsel substantially to the effect that, for federal income tax purposes: (1) no gain or loss will be recognized to either Fund upon the transfer of its assets in exchange solely for the Corresponding Orbitex Fund shares and the assumption by the Corresponding Orbitex Fund of the Fund's stated liabilities;
(2) no gain or loss will be recognized to either Corresponding Orbitex Fund on its receipt of the Fund's assets in exchange for the Orbitex Fund shares and the assumption by each Corresponding Orbitex Fund of the Fund's liabilities; (3) the basis of each Fund's assets in the Corresponding Orbitex Fund's hands will be the same as the basis of those assets in each Fund's hands immediately before the Reorganization; (4) each Corresponding Orbitex Fund's holding period for the assets transferred to it by the Fund will include the holding period of those assets in the Fund's hands immediately before the transfer; (5) no gain or loss will be recognized by the Fund on the distribution of the Corresponding Orbitex Fund shares to the Fund's shareholders in exchange for their Fund Shares; (6) no gain or loss will be recognized by either Fund's shareholders as a result of the Fund's distribution of Corresponding Orbitex Fund shares to the Fund's shareholders in exchange for the shareholders' Fund shares; (7) the basis of the Corresponding Orbitex Fund shares received by each Fund's shareholders will be the same as the adjusted basis of the shareholders' Fund shares surrendered in exchange therefor; and (8) the holding period of the Corresponding Orbitex Fund shares received by each Fund's shareholders will include the shareholders' holding period for the Fund shares surrendered in exchange therefor, provided that said Fund shares were held as capital assets on the date of the Reorganization.

REASONS FOR THE REORGANIZATION.

INTRODUCTION. Clark Lanzen Skalla Investment Firm, Inc. ("CLS Advisers") has served as investment adviser to the Funds since their inception. In the interests of obtaining increased efficiencies relating to investment management and operational issues, it was proposed to the Board of Trustees that the Funds enter into the Reorganization Agreement with Orbitex. The Corresponding Orbitex Funds will have substantially the same investment goals, policies and strategies as those of the Funds. The Funds' total operating expenses and shareholder fees are not expected to increase as a result of the Reorganization. The Reorganization is expected to be free from federal income taxes for the Trust, the Funds and the Shareholders.

CONSIDERATIONS OF THE BOARD OF TRUSTEES. At meetings held on September 24, 1999 and November 11, 1999, the Board of Trustees approved the Reorganization and related matters. The Board of Trustees determined that the Reorganization is in the best interests of the Funds and that the interests of Fund Shareholders would not be diluted as a result of the Reorganization. In approving the Reorganization, the Board of Trustees considered, among other things: (i) the terms of the Reorganization; (ii) the potential economies of scale to be gained by the Reorganization; (iii) the expected tax-free nature of the Reorganization;
(iv) access to a broader range of investment opportunities from Orbitex; (v) the depth and types of services that Orbitex provides to its shareholders; (vi) the pending merger of CLS Advisers with and into New Advisor; (vii) the continuity of portfolio management personnel and investment management services as a result of the merger between CLS Advisers and New Advisor; (viii) the substantial similarity of the investment goals, policies and strategies of the Funds and the Corresponding Orbitex Funds; (ix) the rights and any potential liability of shareholders under state law; and (x) the expected continuity of fund expense and shareholder fee levels after the Reorganization.

DESCRIPTION OF THE TRUST AND THE FUNDS. The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated March 3, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is organized as a separate series of the Trust. The Trust is authorized to issue an unlimited number shares of beneficial interest with a par value of $0.10 per share from an unlimited number of series (portfolios) of shares. Fund shares do not have any preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

The Funds offer Class C and Class N shares. Class C shares are subject to a contingent deferred sales charge of 1.00% for redemptions within one year from purchase and are subject to a 12b-1 distribution fee of 1.00%. Class N shares are not subject to any sales charges or Rule 12b-1 distribution fees.

The Amerigo Fund seeks capital appreciation and long-term growth of capital without regard to income. The Clermont Fund seeks growth of capital and a reasonable level of current income. Each Fund is a fund of funds that invests primarily in open-end or closed-end investment companies ("underlying funds"). The Funds invest primarily in underlying funds that seek capital growth or appreciation by investing in common stock or convertible securities, including foreign securities. The value of an investment in a Fund will fluctuate in response to stock market movements. In addition, the Funds are subject to the risks of investing in foreign countries. More information about each Fund's policies, strategies and risks is in the Funds' prospectus and statement of additional information. See "Obtaining Additional Information" below.

DESCRIPTION OF THE ORBITEX GROUP OF FUNDS. Orbitex was organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated December 31, 1996. Orbitex is an open-end management investment company registered under the 1940 Act. The Orbitex Funds are organized as separate series of Orbitex. Orbitex is authorized to issue an unlimited number shares of beneficial interest with no par value from an unlimited number of series (portfolios) of shares. Orbitex Fund shares do not have any preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Currently, Orbitex offers five funds that invest primarily in equity securities:
Orbitex Growth Fund, Orbitex Info-Tech & Communications Fund, Orbitex Strategic Natural Resources Fund, Orbitex Focus 30 Fund and the Orbitex Health & Biotechnology Fund (collectively, the "Equity Funds"). Each Equity Fund offers two classes of shares: Class A Shares and Class B Shares. Class A Shares are sold subject to a front-end sales charge, and a service and Rule 12b-1 distribution fee of 0.40% of the average daily net assets of the Fund. Class B Shares are sold without a front-end sales charge, but with a contingent deferred sales charge on shares redeemed within six years of purchase. Class B Shares are subject to a service and Rule 12b-1 distribution fee of 1.00% of the average daily net assets of the Fund. The Orbitex Focus 30 Fund also offers Class D Shares, in addition to Class A and B shares, which that were issued in connection with the acquisition of the assets and liabilities of the ASM Index 30 Fund.

Orbitex also offers a money market fund, the Orbitex Cash Reserves Fund. The Orbitex Cash Reserves Fund offers two classes of shares: Institutional Service Shares, which have a servicing fee of 0.25% of the Fund's average daily net assets, and Institutional Shares, which have no service fees.

On or before the Closing Date, Orbitex will establish the Corresponding Orbitex Funds as separate series of Orbitex. The Corresponding Orbitex Funds will have substantially the same investment goals, policies and strategies as the CLS Funds. In addition, on or before the Closing Date, Orbitex will create two new classes designed to accommodate the transfer of Fund assets in connection with the Reorganization. Class C Shareholders will receive Orbitex Class C shares in the Reorganization. Orbitex Class C shares will be identical to the Funds' Class C shares, which are sold subject to a contingent deferred sales charge of 1.00% for shareholders that redeem within one year from purchase and are subject to a Rule 12b-1 distribution fee of 1.00% of average daily net assets. Class N Shareholders will receive Orbitex Class D shares in the Reorganization. Orbitex Class D shares will be identical to the Funds' Class N shares, which are not subject to any sales charges or Rule 12b-1 distribution fees.

COMPARISON OF THE TRUST AND ORBITEX.

SHAREHOLDER VOTING. Shareholders of the Trust and Orbitex have identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares.

SHAREHOLDER MEETINGS. The Trust and Orbitex have similar shareholder meeting provisions. Annual meetings of shareholders are not required to be held, but special meetings of shareholders may be held under certain circumstances. Generally, shareholder meetings may be held to vote on the following: (1) removal of a trustee or trustees; (2) approval or termination of investment advisory or management contracts; (3) termination or reorganization of the trust; (4) amending the declaration of trust; and (5) with respect to any merger, consolidation, sale of assets or other matters properly brought before shareholders.

For the Trust, the presence (in person or by proxy) of the holders of a majority of a Fund's shares entitled to vote at the meeting is required to establish a quorum at shareholder meetings. For Orbitex, thirty percent of the shares entitled to vote is required to establish a quorum at shareholder meetings.

ELECTION AND TERM OF TRUSTEES. The Trust and Orbitex have similar requirements regarding the election and term of trustees. Trustees are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a trustee by written instrument, signed by at least two-thirds of the trustees in office immediately prior to the removal, or by a vote of not less than two-thirds of the shares then outstanding. Trustees may elect a successor to fill a resulting vacancy by written instrument, signed by a majority of the trustees. A trustee elected thereby serves for the balance of the term of the removed trustee.

SHAREHOLDER LIABILITY. Generally, shareholders of the Trust are not personally liable for the obligations of the Trust. Under Massachusetts law, however, Trust shareholders could conceivably be held liable as partners of the Trust's obligations, but only under certain remote circumstances. Under Delaware law, Orbitex shareholders are not liable for the obligations of Orbitex.

LIABILITY OF TRUSTEES. The Trust and Orbitex have similar provisions regarding the liability of trustees. Trustees of the Trust and Orbitex are not personally liable for any obligations of the Trust or Orbitex, respectively. The Trust and Orbitex will indemnify their respective trustees and officers against all liabilities and expenses, except for those arising from such person's self-dealing, willful misconduct or recklessness.

COMPARISON OF FUND SERVICE PROVIDERS.

INVESTMENT ADVISERS. CLS Advisers currently serves as the Funds' investment adviser pursuant to investment advisory agreements. Under the agreements, CLS Advisers manages each Fund's assets within the limitations of its investment policies and restrictions, and furnishes all services required for the transaction of Fund business, other than services which are provided by the Fund's administrator, custodian, transfer agent, independent accountants and legal counsel. During the Funds' last fiscal year, the Amerigo Fund paid $135,471 to CLS Advisers for advisory services rendered and the Clermont Fund paid $68,606 to CLS Advisers for advisory services rendered. The current advisory agreements were approved by the sole initial shareholder of each Fund when the Fund commenced investment operations. CLS Advisers maintains its offices at 14747 California Street, Omaha, Nebraska 68154-1979. CLS Advisers is controlled by W. Patrick Clarke. Mr. Clarke, a director and the President and Chief Executive Officer of CLS Advisers, is Chairman, President and a Trustee of the Trust. Information about CLS Advisers' principal executive officers and directors is included in Exhibit D.

New Advisor will be the investment advisor for the Corresponding Orbitex Funds. New Advisor will maintain its offices in Omaha, in the same facilities as CLS Advisers currently occupies. The Funds' current portfolio manager and other key management personnel will be employed by New Advisor after the merger of CLS Advisers with and into New Advisor. Information about New Advisor's principal executive officers and directors is included in Exhibit D.

Orbitex Management, Inc. is the investment advisor for the current Orbitex Funds. Orbitex Management, Inc. is an affiliate of Orbitex Management Ltd., a Bahamian corporation and investment advisor that provides investment services to individuals and institutions including Canadian unit trusts. As of November 1, 1999, Orbitex Management Ltd. and Orbitex Management, Inc. had $160 million in U.S. mutual fund assets under management and managed $250 million in Canadian unit trust assets. With its affiliates, Orbitex Management Ltd. had $1.5 billion in assets under management, as of November 1, 1999. Orbitex Management, Inc. maintains offices at 410 Park Avenue, New York, New York 10222 and its telephone number is 1-888-ORBITEX.

DISTRIBUTORS. CLS Distributors, Inc., 14747 California Street, Omaha, Nebraska 68154, an affiliate of CLS Advisers, serves as the distributor of Class C Shares of the Funds. Class N Shares are self-distributed. Orbitex's distributor is Fund Distributors, Inc., 60 State Street, Boston, Massachusetts 02109.

INDEPENDENT AUDITORS. At a meeting held on September 24, 1999, the Board of Trustees selected KPMG LLP as the Trust's independent auditors for the fiscal year ending April 30, 2000. Representatives from KPMG LLP are not expected to be present at the Meeting, but will have an opportunity to make a statement and will be available to respond to questions. Orbitex's independent accountants for the fiscal year ending April 30, 2000 are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110.

OTHER SERVICE PROVIDERS. The Trust's administrator and transfer agent is Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017. The Trust's custodian is Firststar Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202.

Orbitex's administrator is American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. Orbitex's transfer and dividend disbursing agent for the Growth Fund, Info-Tech & Communications Fund and Strategic Natural Resources Fund is Boston Financial Data Service, Inc., Two Heritage Drive, North Quincy, Massachusetts 02171. Orbitex's transfer and dividend disbursing agent for the Focus 30 Fund and Health & Biotechnology Fund is American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788.

VOTING. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of Shareholders FOR the approval of the Reorganization. Shareholders of the Trust will vote together on this proposal. Approval of this proposal requires the affirmative vote of two-thirds of the outstanding shares of the Trust.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE REORGANIZATION.

PROPOSAL 2     CONSIDERATION OF AN INTERIM ADVISORY AGREEMENT
               BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND NEW
               ADVISOR (VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH
               FUND, WITH BOTH CLASSES OF EACH FUND VOTING TOGETHER)

INTRODUCTION. At the Meeting, Shareholders will be asked to consider and act upon a proposal to approve an interim investment advisory agreement between the Trust, on behalf of each Fund, and New Advisor, which would be effective for the period from December 23, 1999 (or such later date on which the merger of CLS Advisers with and into New Advisor occurs) through the date on which the Reorganization (as defined below) occurs (the "Interim Agreements").

CLS Advisers and New Advisor have entered into an agreement to merge CLS Advisers with and into New Advisor. Under the 1940 Act, the Trust's current investment advisory agreements with CLS Advisers will terminate when CLS Advisers merges into New Advisor. Because the Reorganization will take place after the merger of CLS Advisers into New Advisor, Shareholders are being asked to approve an advisory agreement for the interim period between the merger of the advisors and the Closing Date of the Reorganization. Accordingly, Shareholders of the Amerigo Fund are being asked to consider the approval of the Interim Agreement between the Trust, on behalf of the Amerigo Fund, and New Advisor. A copy of this Interim Agreement is attached as Exhibit B. Similarly, Shareholders of the Clermont Fund are being asked to consider the approval of the Interim Agreement between the Trust, on behalf of the Clermont Fund, and New Advisor. A copy of this Interim Agreement is attached as Exhibit C.

If Shareholders of a Fund approve the Interim Agreement, New Advisor will serve as the Fund's investment advisor upon the merger of CLS Advisers with New Advisor through the Closing Date of the Reorganization. Assuming that Shareholders approve the Reorganization, the Interim Agreement would terminate on the Closing Date of the Reorganization and thereafter the Funds would be managed by the Corresponding Orbitex Funds' investment advisor, New Advisor, pursuant to advisory agreements with the same terms and fees as the Funds' current advisory agreements with CLS Advisers.

Based on information provided by CLS Advisers and New Advisor, the Board of Trustees does not anticipate that the merger of CLS Advisers with and into New Advisor will reduce the quality of services provided to the Funds or result in any material changes in the manner in which the Funds' assets are managed. The advisory fees paid to New Advisor under the Interim Agreements are identical to the advisory fees currently paid by the Funds to CLS Advisers under the current advisory agreements. New Advisor will maintain its offices in Omaha, in the same facilities as CLS Advisers currently occupy. The Funds' current portfolio manager and other key management personnel will be employed by New Advisor after the merger.

DESCRIPTION OF NEW ADVISOR. New Advisor is a newly-created, wholly-owned, indirect subsidiary of Orbitex Financial Services Group, Inc., 410 Park Avenue, New York, New York 10022. Orbitex Acquisition Holdings Corp. is New Advisor's direct parent and is a wholly-owned, direct subsidiary of Orbitex Financial Services Group, Inc., 410 Park Avenue, New York, New York 10022. Orbitex Financial Services Group, Inc., in turn, is majority owned by Capital Management Ltd., a Bahamian corporation. Mr. Thomas Bachmann is the controlling person of Capital Management Ltd.

New Advisor was organized as a New York corporation pursuant to Articles of Incorporation dated October 15, 1999. New Advisor's principal executive offices will be located at 14747 California Street, Omaha, Nebraska 68154-1979, the same location as CLS Advisers. New Advisor is under common control with Orbitex Management, Inc., 410 Park Avenue, New York, New York 10022, and Orbitex Management Ltd., a Bahamian corporation; both entities are investment advisers that provide investment services to individuals and institutions, including Canadian unit trusts and Orbitex. As of November 1, 1999, Orbitex Management Ltd. and Orbitex Management, Inc. had $160 million in U.S. mutual fund assets under management and managed $250 million in Canadian unit trust assets. With its affiliates, Orbitex Management Ltd. had $1.5 billion in assets under management, as of November 1, 1999.

THE INTERIM AGREEMENTS. The Interim Agreements are identical to the current advisory agreements between the Trust and CLS Advisers, except for the dates of execution, effectiveness, and the substitution of New Advisor as the investment advisor in place of CLS Advisers. Specifically, the Interim Agreements provide, in part, that New Advisor will make investment decisions regarding each Fund's assets and continuously review, supervise and administer the Fund's investment program, subject to the supervision of, and policies established by, the Board of Trustees. Under the Interim Agreements, each Fund will pay New Advisor an annual fee equal to 1.00% of the Fund's average daily net assets. The advisory fees payable under the Interim Agreements and the current advisory agreements are the same.

THE CURRENT AGREEMENTS. The current advisory agreements, dated as of March 3, 1997, were last approved by the Board of Trustees at a meeting held on February 19, 1999. The current agreements provide that CLS Advisers will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. CLS Advisers also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions. Under the current advisory agreements, each Fund pays CLS Advisers, as compensation for the services rendered, an annual fee equal to 1.00% of the Fund's average daily net assets.

CONSIDERATIONS OF THE BOARD OF TRUSTEES. The Trustees, including a majority of Trustees who are neither parties to the Interim Agreements nor "interested persons" of any such party (within the meaning of the 1940 Act), unanimously approved the Interim Agreements. In addition, the Trustees unanimously recommended that Shareholders approve the Interim Agreements. In connection with the approval of the Interim Agreements, the Board of Trustees considered the terms of the current advisory agreements and the Interim Agreements, particularly those governing the services to be provided to the Funds and the fees and expenses payable by the Funds. The Board of Trustees also considered the skills and capabilities of New Advisor and the representations from Orbitex and CLS Advisers that the Funds' portfolio manager and other key management personnel of CLS Advisers will continue to serve the Funds as employees of New Advisor.

VOTING. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of Shareholders FOR the approval of the Interim Agreements. Shareholders of the Amerigo Fund will be asked to vote on the Interim Agreement between the Trust, on behalf of the Amerigo Fund, and New Advisor, with both Classes voting together. Similarly, Shareholders of the Clermont Fund will be asked to vote on the Interim Agreement between the Trust, on behalf of the Clermont Fund, and New Advisor, with both Classes voting together. Approval of this proposal for a Fund requires the vote of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE INTERIM ADVISORY AGREEMENTS.


VOTING INFORMATION

SHAREHOLDER VOTING AND QUORUM. Each Fund share has identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. At shareholder meetings, the holders of a majority of the outstanding shares entitled to vote at the meeting (in person or by proxy) constitutes a quorum. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the proposals.

Abstentions and "broker non-votes" will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the proposals.

ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROXY SOLICITATIONS. The cost of the solicitation and the Meeting will be borne by the Trust. In addition to the solicitation of proxies by mail, the Trustees, CLS Advisers, and officers of the Trust may solicit proxies in person or by telephone. Employees of CLS Advisers will not be compensated by the Trust for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting materials to their principals.

INTEREST OF CERTAIN PERSONS. Messrs. W. Patrick Clarke, Randal D. Skalla and Todd P. Clarke, who are "interested persons" of the Trust (within the meaning of the 1940 Act) and current Trustees, may have an interest in the approval of the Interim Agreements due to their positions with CLS Advisers. Under the agreement of merger between CLS Advisers and New Advisor, Messrs. Clarke, Skalla and Clarke will be employed by New Advisor under employment contracts, which will have five-year terms. In addition, Messrs. Clarke, Skalla and Clarke will receive the option to purchase the common stock of New Advisor and Orbitex Financial Services Group, Inc. Messrs. Clarke, Skalla and Clarke are affiliates of CLS Distributors, Inc. and CLS Advisers. Ms. Susan R. Kineen, Secretary of the Trust, is an affiliate of CLS Advisers.

OTHER INFORMATION

REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Funds and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust, or by calling the Administrator at (800) 377-8796. Shareholders may request Orbitex's annual and semi-annual reports by calling 1-888-ORBITEX.

OBTAINING ADDITIONAL INFORMATION. Information about the Trust and Orbitex, including prospectuses, statements of additional information and shareholder reports, may be obtained from the SEC by: reviewing and copying documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); retrieving information from the SEC's web site at HTTP://WWW.SEC.GOV; or requesting documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-0102 or by submitting an electronic request at PUBLICINFO@SEC.GOV. To aid you in obtaining this information, the Trust's 1940 Act registration number is 811-08095 and Orbitex's 1940 Act registration number is 811-08037.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be addressed to the Trust in writing c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, or by telephoning 1-888-455-4244. For Orbitex, shareholder inquiries may be addressed to American Data Services, Inc., P.O. Box 5786, Hauppauge, New York 11788-0786 or by telephoning Mr. Fyzul Khan, Legal Counsel, Orbitex Management, Inc. at (212) 891-7900.

BENEFICIAL OWNERS. As of November 2, 1999, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of a Class of shares of a Fund:

     The Clermont Fund - Class C

     Mutual Funds Service Company
     6000 Memorial Drive
     Dublin, Ohio 43017

     The Amerigo Fund - Class C

      James L. Boggs, Jr. and Evelyn C. Boggs
      Living Trust DTD November 12, 1992
      James L. Boggs, Jr. and Evelyn C. Boggs, Trustees
      1904 Rambling Ridge Lane
      Carrolton, Texas 75007

      James R. Holman
      635 Bizerte Avenue
      Dallas, Texas 75224

The current Trustees and Officers of the Trust own, in the aggregate, less than 1% of a Class of shares of a Fund.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                                    EXHIBIT A

                           FORM OF AGREEMENT AND PLAN
                                OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION dated as of ________, 1999 (the "Agreement"), by and between the CLS AdvisorOne Funds (the "Trust"), a Massachusetts business trust, on behalf of the Amerigo Fund and Clermont Fund (each an "Acquired Fund" and together, the "Acquired Funds"), and the Orbitex Group of Funds ("Orbitex"), a Delaware business trust, on behalf of two newly-created separate series of Orbitex (each an "Acquiring Fund" and together, the "Acquiring Funds").

     WHEREAS, the Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated March 3, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest of separate series of the Trust. The Acquired Funds are duly organized and validly existing series of the Trust;

     WHEREAS, the Orbitex was organized under Delaware law as a business trust under a Declaration of Trust dated December 31, 1996. Orbitex is an open-end management investment company registered under the 1940 Act, as amended. Orbitex has authorized capital consisting of an unlimited number of units of beneficial interest of separate series of Orbitex. The Acquiring Funds are duly organized and validly existing series of Orbitex;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Funds solely in exchange for the assumption by the corresponding Acquiring Funds of all or substantially all of the liabilities of the Acquired Funds and units of beneficial interest of the corresponding Acquiring Funds ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Fund Shares to the holders of units of beneficial interest of each corresponding Acquired Fund ("Acquired Fund Shares"), on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION. At the Effective Time (as defined below), the Acquired Funds will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Funds free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Funds shall acquire all such assets, and shall assume all such liabilities of the Acquired Funds, in exchange for delivery to the Acquired

Funds by the Acquiring Funds of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Funds, as set forth in the Statement of Assets and Liabilities [attached hereto as Exhibit A], shall be exclusively assigned to and assumed by the Acquiring Funds. All debts, liabilities, obligations and duties of the Acquired Funds, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the Acquiring Funds.

2. TRANSFER OF ASSETS. The assets of the Acquired Funds to be acquired by the Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Funds and other property owned by the Acquired Funds at the Effective Time.

3. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUNDS. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund and Acquired Fund share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of the Acquired Funds and representing the respective number of Acquiring Fund Shares due such shareholder. As soon as practicable after the Effective Time, the Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. The Acquiring Funds represent and warrant to the Acquired Funds as follows:

         (a) ORGANIZATION, EXISTENCE, ETC. Orbitex is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

         (b) REGISTRATION AS INVESTMENT COMPANY. Orbitex is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and will be in full force and effect.

         (c) FINANCIAL STATEMENTS. The audited financial statements, if any, of Orbitex relating to the Acquiring Funds dated as of April 30, 1999 (the "Acquiring Funds Financial Statements"), which will, if available, be delivered to the Acquired Funds as of the Effective Time, will fairly present the financial position of the Acquiring Funds as of the date thereof.

         (d) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Funds.

         (e) AUTHORITY RELATIVE TO THIS AGREEMENT. Orbitex, on behalf of the Acquiring Funds, has the power to enter into this Agreement and to carry out their obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Orbitex Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize their officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring Funds are not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by their executing and carrying out this Agreement.

         (f) LIABILITIES. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds' Financial Statements and liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds. The Acquiring Funds' Registration Statement, which is on file with the U.S. Securities and Exchange Commission ("SEC"), does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (g) LITIGATION. Except as previously disclosed to the Acquired Funds, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect the Acquiring Funds or their assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, the Acquiring Funds are not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

         (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS. The Acquired Funds represent and warrant to the Acquiring Funds as follows:

         (a) ORGANIZATION, EXISTENCE, ETC. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

         (b) REGISTRATION AS INVESTMENT COMPANY. The Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

         (c) FINANCIAL STATEMENTS. The audited financial statements of the Trust relating to the Acquired Funds for the fiscal year ended April 30, 1999 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

         (d) MARKETABLE TITLE TO ASSETS. The Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

         (e) AUTHORITY RELATIVE TO THIS AGREEMENT. The Trust, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out their obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Funds, no other proceedings by the Acquired Funds are necessary to authorize their officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Funds are not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by their executing and carrying out this Agreement.

         (f) LIABILITIES. There are no liabilities of the Acquired Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds' Financial Statements and liabilities incurred in the ordinary course of business subsequent to the Effective Time, or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. The Trust's Registration Statement, which is on file with the SEC, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (g) LITIGATION. Except as previously disclosed to the Acquiring Funds, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or their assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, the Acquired Funds, at the Effective Time, are not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

         (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquiring Funds shall have received an opinion of counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) the Acquired Funds are duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired

         Funds and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Funds and is a valid and binding obligation of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquired Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds; and (v) upon consummation of this Agreement, the Acquiring Funds shall have acquired all of the Acquired Funds' assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

         (c) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time each Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of each Acquired Fund as to the aggregate asset value of each Acquired Fund's portfolio of securities.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

         (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquired Funds shall have received an opinion of counsel for the Acquiring Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of Orbitex under the laws of the State of Delaware; (ii) Orbitex is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) Such authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) With respect to the Acquired Funds, the Trust will have called a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Funds if the Reorganization is consummated. The Trust has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting, and with such other information relating to the Acquiring Funds as is reasonably necessary for the preparation of the Proxy Materials.

         (c) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933 ("1933 Act") and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (d) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

         (e) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for Federal income tax purposes:

                  (1) No gain or loss will be recognized to each Acquired Fund upon the transfer of its assets in exchange solely for the corresponding Acquiring Fund Shares and the assumption by each Acquiring Fund of the corresponding Acquired Fund's stated liabilities;

                  (2) No gain or loss will be recognized to each Acquiring Fund on its receipt of the corresponding Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by each Acquiring Fund of the corresponding Acquired Fund's liabilities;

                  (3) The basis of each Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in each Acquired Fund's hands immediately before the Reorganization;

                  (4) Each Acquiring Fund's holding period for the assets transferred to it by the corresponding Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the conversion;

                  (5) No gain or loss will be recognized to each Acquired Fund on the distribution of the corresponding Acquiring Fund Shares to each Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

                  (6) No gain or loss will be recognized to each Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund Shares;

                  (7) The basis of the Acquiring Fund Shares received by each Acquired Fund's shareholders will be the same as the adjusted basis of that Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor; and

                  (8) The holding period of the Acquiring Fund Shares received by each Acquired Fund's shareholders will include the Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets on the date of the Reorganization.

         (f) A vote approving this Agreement and Plan of Reorganization shall have been approved by Shareholders of the Trust in accordance with the Trust's declaration of trust.

         (g) The Board of Trustees of Orbitex, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Fund Shares at the Effective Time in exchange for the assets of the corresponding Acquired Funds pursuant to the terms and provisions of this Agreement.

         (h) Orbitex shall have created and authorized the issuance of two share classes with terms and features identical to those of the Trust's current two share classes.

9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of each Acquired Fund's assets for corresponding Acquiring Fund Shares shall be effective as of close of business on the date of reorganization, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of the Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

11. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Funds pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds' shareholders without their further approval.

12. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

13. NOTICES. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

if to the Acquiring Funds:         Orbitex Group of Funds
                                   410 Park Avenue
                                   New York, New York  10022


with a copy to:                    Leonard Mackay, Esq.
                                   Rogers & Wells
                                   200 Park Avenue
                                   New York, New York 10166-0153


if to the Acquired Funds:          CLS AdvisorOne Funds
                                   14747 California Street
                                   Omaha, Nebraska  68154-1979
with a copy to:                    John H. Grady, Esq.
                                   Morgan, Lewis & Bockius LLP
                                   1701 Market Street
                                   Philadelphia, Pennsylvania  19243


14. FEES AND EXPENSES.

         (a) The Acquiring Funds and the Acquired Funds represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         (b) The following expenses of the transactions contemplated by this Agreement incurred by the Acquired Funds and the Acquiring Funds will be borne by the Trust: (i) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended, including legal fees; (ii) costs of printing and mailing the Proxy Statement; (iii) accounting fees for the preparation of the Acquired Funds' Financial Statements; (iv) legal fees for the preparation of the opinions required to be delivered by the Acquired Funds to the Acquiring Funds pursuant to this Agreement; and (v) solicitation costs. Orbitex shall pay for: (i) expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to register and qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are residents as of the date of the mailing of the Proxy Statement to such shareholders; and (ii) all remaining expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement.

15. HEADINGS, COUNTERPARTS, ASSIGNMENT.

         (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. ENTIRE AGREEMENT. The Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. FURTHER ASSURANCES. The Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. BINDING NATURE OF AGREEMENT. As provided in Orbitex's and the Trust's declarations of trust on file with the Secretary of State of the State of Delaware and Commonwealth of Massachusetts, respectively, this Agreement was executed by the undersigned officers of Orbitex and the Trust, on behalf of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each respective business trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.



                                  CLS AdvisorOne Funds,
                                  on behalf of its series,
                                  the Amerigo Fund and the Clermont Fund


Attest:________________________   By:______________________________



                                  Orbitex Group of Funds,
                                  on behalf of its series, the Acquiring Funds


Attest:________________________   By:______________________________

                                    EXHIBIT B

                  FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT

                                     Between
                              CLS ADVISORONE FUNDS
                                  on behalf of
                                the Amerigo Fund
                                       and
                   CLARKE LANZEN SKALLA INVESTMENT FIRM, INC.


     This Agreement is made the ____ day of December, 1999, by and between the Amerigo Fund (the "Fund") a separate investment series of CLS AdvisorOne Funds, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, operating as an open-end investment company (the "Trust") and Clarke Lanzen Skalla Investment Firm, Inc. a corporation organized and existing under the laws of New York (the "Advisor").

WITNESSETH:

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Advisor is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Advisor to render investment and supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:


I. INVESTMENT RESPONSIBILITY

     (1) In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more subadvisers. References herein to the Advisor shall include any subadviser employed by the Advisor. Any agreement between the Advisor and a subadviser shall be subject to the renewal, termination and amendment provisions of Section V hereof.

     The Trust hereby retains the Advisor to supervise and assist in the management of the assets for the Fund and to furnish the Fund with a continuous program for the investment of the Fund's assets in accordance with the Fund's currently effective registration statement, including:

     a. Recommendations as to specific securities to be purchased for or eliminated from the Fund, and

     b. Recommendations as to the portion of the Fund's assets that should be held uninvested.

     (2) Notwithstanding the generality of the foregoing, the Advisor may itself, and at its own expense, contract for such supplementary advisory and research services as it deems necessary or desirable to fulfill its obligations under paragraph (1) above, provided that any such contract shall have been approved by the Fund and its shareholders to the extent, and in the manner, required by the Investment Company Act of 1940, as amended.

     (3) The Advisor shall furnish to the Trust the services of one or more persons who shall be authorized by the Trust to place orders for the purchase and sale of securities for the account of the Fund. Acting through a person so authorized by the Trust, the Advisor shall place such orders for the Fund.

     (4) Notwithstanding the generality of paragraph (3) above, and subject to the provisions of paragraphs (5) and (6) below, the Advisor shall endeavor to secure for the Fund the best possible price and execution of every purchase and sale for the account of the Fund. In seeking such best price and execution the Advisor shall use its own judgment as to the implementation of its own investment recommendations, including the Advisor's judgment as to the time when an order should be placed, the number of securities to be bought or sold in any one trade that is a part of any particular recommendation, and the market in which an order should be placed.

     (5) The Advisor shall use its own judgment in determining the broker-dealers who shall be employed to execute orders for the purchase or sale of securities for the Fund, in order to:

     a.   Secure best price and execution on purchases and sales for the Fund;
          and

     b. Secure supplemental research and statistical data for use in making its recommendations to the Fund.

     (6) The Advisor shall use its discretion as to when, and in which market, the Fund's transactions shall be executed, in order to secure for the Fund the benefits of best price and execution, and supplemental research and statistical data. The use of such discretion shall be subject to review by the Trustees of the Trust at any time and from time to time. The Trust, acting by its Trustees, may withdraw said discretion at any time, and may direct the execution of portfolio transactions for the Fund in any lawful manner different from that provided for herein. Until a decision is made to withdraw or limit the discretion herein granted, the Advisor shall not be liable for any loss suffered by the Fund through the exercise by the Advisor of that discretion unless the Advisor shall be guilty of gross negligence or willful misconduct.


II. ADMINISTRATIVE RESPONSIBILITY

     During the continuance of this Agreement, Advisor shall provide the Fund with a continuous program of general administration including:

     a. Office space, equipment, supplies and utility services as shall be required to conduct Fund business;

     b. The provision and supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business except as set forth in g., below;

     c. The supervision of accounting, and of records and record-keeping for the Fund;

     d. The preparation and distribution of mandatory reports to Fund shareholders and regulatory bodies;

     e.   The supervision of the daily net asset value of the Fund;

     f. The preparation and distribution on behalf of the Fund of notices of shareholder and Trustee meetings, agendas, proxies, and proxy statements; and

     g. Other facilities, services, and activities necessary for the conduct of the Fund's business, except for services by the Fund's Administrator, Custodian, Registrar, Transfer Agent, Accounting Services Agent, Dividend Disbursing Agent, Auditors, and Legal Counsel.


III. ALLOCATION OF EXPENSES

     The Advisor shall pay the Fund's pro rata share of the cost and expenses of the following services, facilities and activities: necessary office space, equipment, supplies, utility services and all other ordinary office expenses; the salaries and other compensation of the Trust's trustees, officers and employees who are affiliated persons, of the Advisor; and fees for supplementary advisory and research services performed for the Advisor. The Fund shall pay all other expenses incurred in the organization and operation of the Fund and the continuous offering of interests in the Fund, including, but not limited to, the following:

     a. The Fund's pro rata share of the fees and expenses of counsel in connection with the organization of the Fund.

     b. The regular fees or special charges of any Custodian, Transfer Agent, Registrar, Accounting Services Agent or Dividend Disbursing Agent allocable to the Fund.

     c. The Fund's pro rata share of the compensation or fees of the Trust's auditors and legal counsel, and compensation and costs relating to legal or administrative proceedings or to litigation.

     d. Income, franchise, stock transfer and other taxes attributable to the Fund.

     e. Initial or renewal fees payable to governmental agencies in connection with the filing of reports, notices, registration statements, and other material required to be filed in connection with the Fund's business.

     f.   The Fund's pro rata share of any insurance or bond premiums.

     g.   The Fund's pro rata share of association dues or assessments.

     h.   Brokerage fees or commissions on all Fund transactions.

     i.   The Fund's pro rata share of interest on borrowed funds or otherwise.

     j.   Any extraordinary expenses attributable directly to the Fund.


IV. COMPENSATION

     The Fund shall pay the Advisor a fee, based on the value of the net assets of the Fund determined in accordance with the Trust's Declaration of Trust, and computed as follows:

     (a) The annual advisory fee (the "Fee") shall be equal to the sum of 1.00% of the Fund's average daily net assets.

     (b) The amounts due the Advisor in payment of the Fee set forth, above. The Fee will be accrued daily and shall be paid to the Advisor in pro rata monthly installments due and payable on the first business day of each calendar month.

V. DURATION AND TERMINATION

     (1) The term of this Agreement shall begin on the date first written above and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by vote of the holders of majority of the outstanding voting securities of the Fund or by the vote cast in person at meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (b) the Advisor shall not have notified the Fund, in writing, at least 60 days prior to the expiration of any term, that it does not desire such continuation. The Advisor shall furnish to the Trust, promptly upon its request, such information, as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     (2) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     (3) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' notice in writing to the other party, provided, that in the case of termination by the Fund such action shall have been authorized by resolution of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.


VI. MISCELLANEOUS

     (1) The Advisor shall not deal with the Fund as broker or dealer, but the Advisor may enter orders for the purchase or sale of the Fund's securities through a company or companies that are under common control with the Advisor, provided such company acts as broker and charges a commission that does not exceed the usual and customary broker's commission if the sale is effected on a securities exchange, or, eleven percent of the purchase or sale price of such securities if the sale is otherwise effected. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Advisor nor any officer or director of the Advisor shall act as a principal.

     (2) Except as expressly prohibited in this Agreement, nothing herein shall in any way limit or restrict the Advisor, or any officers, shareholders or employees of Advisor, from buying selling or trading in any security for its or their own account. Neither the Advisor nor any Officer or Director thereof shall take a short position in any interests of the Fund or otherwise purchase such interests for any purpose other than that of investment. However, the Advisor may act as underwriter or distributor provided it does so pursuant to a written contract approved in the manner specified in the Investment Company Act of 1940, as amended.

     (3) The Advisor may act as investment adviser to, and provide management services for, other investment companies, and may engage in businesses that are unrelated to investment companies, without limitation, provided the performance of such services and the transaction of such businesses does not impair the Advisor's performance of this Agreement.

     (4) The Advisor shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.

     (5) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "vote by a majority of the outstanding voting securities," "annually," "interested person," "assignment," and "affiliated person," as issued herein, shall have the meanings assigned to them by the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     (6) The Trust will provide the Advisor with all information concerning the investment policies and restrictions of the Fund as the Advisor may from time to time request or which the Trust deems necessary. In the event of any change in the investment policies or restrictions of the Fund, the Trust will promptly provide Advisor with all information concerning such change including, but not limited to, copies of all documents filed by the Fund with the Securities and Exchange Commission.

     (7) The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     (8) Except to the extent the provisions of this Agreement are governed by federal law, they shall be governed by the law of the State of New York, without reference to its choice of law rules.

     (9) This Agreement represents the entire agreement between the parties hereto.

     (10) This Agreement may be executed in two or more counterparts, each of which shall be considered an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   CLS AdvisorOne Funds,
                                   on behalf of the Amerigo Fund


Attest:_____________________        By:__________________________
                                        Secretary



                                   Clarke Lanzen Skalla Investment Firm, Inc.


Attest:_____________________        By:__________________________
        Secretary                       W. Patrick Clarke, President

                                    EXHIBIT C

                  FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT
                                     Between
                              CLS ADVISORONE FUNDS
                                  on behalf of
                                the Clermont Fund
                                       and
                   CLARKE LANZEN SKALLA INVESTMENT FIRM, INC.


     This Agreement is made the ____ day of December, 1999, by and between the Clermont Fund (the "Fund") a separate investment series of CLS AdvisorOne Funds, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, operating as an open-end investment company (the "Trust"), and Clarke Lanzen Skalla Investment Firm, Inc. a corporation organized and existing under the laws of New York (the "Advisor").

WITNESSETH:

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Advisor is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Advisor to render investment and supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:


I. INVESTMENT RESPONSIBILITY

     (1) In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more subadvisers. References herein to the Advisor shall include any subadviser employed by the Advisor. Any agreement between the Advisor and a subadviser shall be subject to the renewal, termination and amendment provisions of Section V hereof.

     The Trust hereby retains the Advisor to supervise and assist in the management of the assets for the Fund and to furnish the Fund with a continuous program for the investment of the Fund's assets in accordance with the Fund's currently effective registration statement, including:

     a. Recommendations as to specific securities to be purchased for or eliminated from the Fund, and

     b. Recommendations as to the portion of the Fund's assets that should be held uninvested.

     (2) Notwithstanding the generality of the foregoing, the Advisor may itself, and at its own expense, contract for such supplementary advisory and research services as it deems necessary or desirable to fulfill its obligations under paragraph (1) above, provided that any such contract shall have been approved by the Fund and its shareholders to the extent, and in the manner, required by the Investment Company Act of 1940, as amended.

     (3) The Advisor shall furnish to the Trust the services of one or more persons who shall be authorized by the Trust to place orders for the purchase and sale of securities for the account of the Fund. Acting through a person so authorized by the Trust, the Advisor shall place such orders for the Fund.

     (4) Notwithstanding the generality of paragraph (3) above, and subject to the provisions of paragraphs (5) and (6) below, the Advisor shall endeavor to secure for the Fund the best possible price and execution of every purchase and sale for the account of the Fund. In seeking such best price and execution the Advisor shall use its own judgment as to the implementation of its own investment recommendations, including the Advisor's judgment as to the time when an order should be placed, the number of securities to be bought or sold in any one trade that is a part of any particular recommendation, and the market in which an order should be placed.

     (5) The Advisor shall use its own judgment in determining the broker-dealers who shall be employed to execute orders for the purchase or sale of securities for the Fund, in order to:

     a.   Secure best price and execution on purchases and sales for the Fund;
          and

     b. Secure supplemental research and statistical data for use in making its recommendations to the Fund.

     (6) The Advisor shall use its discretion as to when, and in which market, the Fund's transactions shall be executed, in order to secure for the Fund the benefits of best price and execution, and supplemental research and statistical data. The use of such discretion shall be subject to review by the Trustees of the Trust at any time and from time to time. The Trust, acting by its Trustees, may withdraw said discretion at any time, and may direct the execution of portfolio transactions for the Fund in any lawful manner different from that provided for herein. Until a decision is made to withdraw or limit the discretion herein granted, the Advisor shall not be liable for any loss suffered by the Fund through the exercise by the Advisor of that discretion unless the Advisor shall be guilty of gross negligence or willful misconduct.


II. ADMINISTRATIVE RESPONSIBILITY

     During the continuance of this Agreement, Advisor shall provide the Fund with a continuous program of general administration including:

     a. Office space, equipment, supplies and utility services as shall be required to conduct Fund business;

     b. The provision and supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business except as set forth in g., below;

     c. The supervision of accounting, and of records and record-keeping for the Fund;

     d. The preparation and distribution of mandatory reports to Fund shareholders and regulatory bodies;

     e.   The supervision of the daily net asset value of the Fund;

     f. The preparation and distribution on behalf of the Fund of notices of shareholder and Trustee meetings, agendas, proxies, and proxy statements; and

     g. Other facilities, services, and activities necessary for the conduct of the Fund's business, except for services by the Fund's Administrator, Custodian, Registrar, Transfer Agent, Accounting Services Agent, Dividend Disbursing Agent, Auditors, and Legal Counsel.


III. ALLOCATION OF EXPENSES

     The Advisor shall pay the Fund's pro rata share of the cost and expenses of the following services, facilities and activities: necessary office space, equipment, supplies, utility services and all other ordinary office expenses; the salaries and other compensation of the Trust's trustees, officers and employees who are affiliated persons, of the Advisor; and fees for supplementary advisory and research services performed for the Advisor. The Fund shall pay all other expenses incurred in the organization and operation of the Fund and the continuous offering of interests in the Fund, including, but not limited to, the following:

     a. The Fund's pro rata share of the fees and expenses of counsel in connection with the organization of the Fund.

     b. The regular fees or special charges of any Custodian, Transfer Agent, Registrar, Accounting Services Agent or Dividend Disbursing Agent allocable to the Fund.

     c. The Fund's pro rata share of the compensation or fees of the Trust's auditors and legal counsel, and compensation and costs relating to legal or administrative proceedings or to litigation.

     d. Income, franchise, stock transfer and other taxes attributable to the Fund.

     e. Initial or renewal fees payable to governmental agencies in connection with the filing of reports, notices, registration statements, and other material required to be filed in connection with the Fund's business.

     f.   The Fund's pro rata share of any insurance or bond premiums.

     g.   The Fund's pro rata share of association dues or assessments.

     h.   Brokerage fees or commissions on all Fund transactions.

     i.   The Fund's pro rata share of interest on borrowed funds or otherwise.

     j.   Any extraordinary expenses attributable directly to the Fund.


IV. COMPENSATION

     The Fund shall pay the Advisor a fee, based on the value of the net assets of the Fund determined in accordance with the Trust's Declaration of Trust, and computed as follows:

     (a) The annual advisory fee (the "Fee") shall be equal to the sum of 1.00% of the Fund's average daily net assets.

     (b) The amounts due the Advisor in payment of the Fee set forth, above. The Fee will be accrued daily and shall be paid to the Advisor in pro rata monthly installments due and payable on the first business day of each calendar month.

V. DURATION AND TERMINATION

     (1) The term of this Agreement shall begin on the date first written above and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by vote of the holders of majority of the outstanding voting securities of the Fund or by the vote cast in person at meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (b) the Advisor shall not have notified the Fund, in writing, at least 60 days prior to the expiration of any term, that it does not desire such continuation. The Advisor shall furnish to the Trust, promptly upon its request, such information, as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     (2) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     (3) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' notice in writing to the other party, provided, that in the case of termination by the Fund such action shall have been authorized by resolution of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.


VI. MISCELLANEOUS

     (1) The Advisor shall not deal with the Fund as broker or dealer, but the Advisor may enter orders for the purchase or sale of the Fund's securities through a company or companies that are under common control with the Advisor, provided such company acts as broker and charges a commission that does not exceed the usual and customary broker's commission if the sale is effected on a securities exchange, or, eleven percent of the purchase or sale price of such securities if the sale is otherwise effected. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Advisor nor any officer or director of the Advisor shall act as a principal.

     (2) Except as expressly prohibited in this Agreement, nothing herein shall in any way limit or restrict the Advisor, or any officers, shareholders or employees of Advisor, from buying selling or trading in any security for its or their own account. Neither the Advisor nor any Officer or Director thereof shall take a short position in any interests of the Fund or otherwise purchase such interests for any purpose other than that of investment. However, the Advisor may act as underwriter or distributor provided it does so pursuant to a written contract approved in the manner specified in the Investment Company Act of 1940, as amended.

     (3) The Advisor may act as investment adviser to, and provide management services for, other investment companies, and may engage in businesses that are unrelated to investment companies, without limitation, provided the performance of such services and the transaction of such businesses does not impair the Advisor's performance of this Agreement.

     (4) The Advisor shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.

     (5) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "vote by a majority of the outstanding voting securities," "annually," "interested person," "assignment," and "affiliated person," as issued herein, shall have the meanings assigned to them by the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     (6) The Trust will provide the Advisor with all information concerning the investment policies and restrictions of the Fund as the Advisor may from time to time request or which the Trust deems necessary. In the event of any change in the investment policies or restrictions of the Fund, the Trust will promptly provide Advisor with all information concerning such change including, but not limited to, copies of all documents filed by the Fund with the Securities and Exchange Commission.

     (7) The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     (8) Except to the extent the provisions of this Agreement are governed by federal law, they shall be governed by the law of the State of New York, without reference to its choice of law rules.

     (9) This Agreement represents the entire agreement between the parties hereto.

     (10) This Agreement may be executed in two or more counterparts, each of which shall be considered an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   CLS AdvisorOne Funds
                                   on behalf of the Clermont Fund


Attest:_____________________        By:__________________________
                                       Secretary


                                   Clarke Lanzen Skalla Investment Firm, Inc.


Attest:_____________________        By:__________________________
      Secretary                        W. Patrick Clarke, President

                                    EXHIBIT D

The Principal Executive Officers and Directors of CLS Advisers and New Advisor are listed below.


NAME AND ADDRESS               PRINCIPAL OCCUPATION
----------------               --------------------

W. Patrick Clarke*             President, Chief Executive Officer and
14747 California Street        Director of CLS Advisers; Trustee, Chairman
Omaha, NE  68154 -1979         and President of CLS AdvisorOne Funds;
                               President of CLS Distributors, Inc.

Todd P. Clarke*                Senior Vice President, Sales and Marketing,
14747 California Street        Secretary and Director of CLS Advisers;
Omaha, NE  68154 -1979         Trustee, Assistant Secretary and Assistant
                               Treasurer of CLS AdvisorOne Funds;
                               Secretary of CLS Distributors, Inc.

Randal D. Skalla*              Executive Vice President, Chief Investment
14747 California Street        Officer and Director of CLS Advisers; Trustee
Omaha, NE  68154 -1979         and Vice President of CLS AdvisorOne Funds;
                               Vice President of CLS Distributors, Inc.

Eric R. Clarke                 Senior Vice President, Chief Operating
14747 California Street        Officer, Treasurer and Director of CLS
Omaha, NE  68154 -1979         Advisers.

Susan R. Kineen*               Senior Vice President and Comptroller of CLS
14747 California Street        Advisers; Secretary of CLS AdvisorOne Funds.
Omaha, NE  68154 -1979

Patricia J. Huber              Senior Vice President, Human Resources, of
14747 California Street        CLS Advisers.
Omaha, NE  68154 -1979

------------------------------- -----------------------------------------------

*Messrs. Clarke, Skalla and Clarke are "interested persons" (within the meaning of the 1940 Act) of the CLS AdvisorOne Funds, CLS Advisers and CLS Distributors, Inc. Ms. Kineen is an "interested person" (within the meaning of the 1940 Act) of the CLS AdvisorOne Funds and CLS Advisers.


                                       D-1